UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 6, 2017

CONSOL Mining Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-38147	82-1954058
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

CNX Center

1000 CONSOL Energy Drive

Canonsburg, Pennsylvania 15317

(Address of principal executive offices)

(Zip code)

Registrant’s telephone number, including area code:

(724) 485-4000

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure.

As previously announced, it is currently anticipated that CONSOL Mining Corporation (“CONSOL Mining” or the “Company”), a current subsidiary of CONSOL Energy Inc. (“CONSOL Energy”) will be separated into a stand-alone publicly-traded coal company (the “spin-off”). In connection with the proposed spin-off, CONSOL Mining has filed a Registration Statement on Form 10 with the United States Securities and Exchange Commission (the “SEC”), which includes information about CONSOL Mining and the business and assets that it will own upon completion of the spin-off. The Registration Statement on Form 10 was declared effective by the SEC on November 3, 2017. Although the spin-off remains subject to various conditions, it is currently contemplated that the distribution of shares of Company common stock to stockholders of record of CONSOL Energy at the close of business on November 15, 2017, will take place on November 28, 2017.

In connection with the spin-off, CONSOL Mining, which will be renamed CONSOL Energy Inc. upon completion of the spin-off, will commence a series of investor meetings beginning on November 6, 2017. A copy of the materials to be presented at these meetings is attached hereto as Exhibit 99.1, and is incorporated herein by reference.

The information in Item 7.01 of this Current Report on Form 8-K and in Exhibit 99.1 hereto is being furnished in accordance with the provisions of General Instruction B.2 of Form 8-K, and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in Item 7.01 of this Current Report on Form 8-K and in Exhibit 99.1 hereto shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

Item 9.01	Financial Statements and Exhibits

(d)    Exhibits

Exhibit 99.1	CONSOL Mining Corporation Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONSOL MINING CORPORATION

By:	/s/ Martha Wiegand
Name:	Martha Wiegand
Title:	General Counsel and Secretary

Dated: November 6, 2017